UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2014

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England
SW1X 0LZ
(Address of Principal Executive Office)

+44.20.7190.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2014, Liberty Global plc (Liberty Global) held its annual general meeting of shareholders. At the annual general meeting, eleven matters were considered and acted upon:

1.	To elect Miranda Curtis as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2017.

2.	To elect John W. Dick as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2017.

3.	To elect J.C. Sparkman as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2017.

4.	To elect J. David Wargo as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2017.

5.
To approve the directors’ compensation policy contained in Appendix A of Liberty Global’s proxy statement for the 2014 annual general meeting of shareholders (in accordance with requirements applicable to United Kingdom (U.K.) companies) to be effective as of the date of the 2014 annual general meeting of shareholders.

6.
To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Liberty Global’s proxy statement for the 2014 annual general meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis section, the Summary Compensation Table and other related tables and disclosure.

7.
The option of once every one year, two years, or three years that receives a majority of the affirmative votes cast for this resolution will be determined to be the frequency for the advisory vote on the compensation of the named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.

8.
To approve on an advisory basis the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2013, contained in Appendix A of the proxy statement (in accordance with requirements applicable to U.K. companies).

9.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2014.

10.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

11.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.

Each of the resolutions 1-6 and 8-11 were adopted and the frequency of every three years was adopted with respect to resolution 7. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such resolution, are set forth below.

Resolutions 1, 2, 3 and 4 - Election of Directors Proposal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Miranda Curtis	199,458,437	83,671,399	50,680	10,933,882
John W. Dick	258,618,654	24,507,228	54,634	10,933,882
J.C. Sparkman	242,385,386	40,685,291	109,839	10,933,882
J. David Wargo	258,666,831	24,460,347	53,338	10,933,882

Resolution 5 - Approval of Directors’ Compensation Policy:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

203,849,669	70,874,020	8,456,827	10,933,882

Resolution 6 - Approval of Compensation of the Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

167,760,857	105,602,214	9,817,445	10,933,882

Resolution 7 - Frequency for the Advisory Vote on the Compensation of the Named Executive Officers:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES

111,600,418	88,927	165,380,137	6,111,034	10,933,882

Resolution 8 - Approval of the Annual Report on the Implementation of the Directors’ Compensation Policy:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

177,600,166	105,507,146	73,204	10,933,882

Resolution 9 - Ratification of KPMG LLP (U.S.) as Liberty Global’s Independent Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

293,479,323	286,037	349,038	—

Resolution 10 - Appointment of KPMG LLP (U.K.) as Liberty Global’s U.K. Statutory Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

293,680,779	282,808	150,811	—

Resolution 11 - Authorization of the Audit Committee to determine the U.K. statutory auditor’s compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

293,815,766	226,445	72,187	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: June 27, 2014

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